     NUMBER                                                          SHARES
- ---------------                                                 ----------------
  BCG                      [BCG LOGO APPEARS HERE]
- ---------------                                                 ----------------
                                                                    PAR VALUE
INCORPORATED UNDER THE LAWS OF THE                               $.01 PER SHARE
  COMMONWEALTH OF MASSACHUSETTS

                                                                CUSIP
                       BOSTON COMMUNICATIONS GROUP, INC.

THIS CERTIFICATE IS TRANSFERABLE             SEE REVERSE FOR CERTAIN DEFINITIONS
 IN BOSTON, MA OR NEW YORK, NY


- --------------------------------------------------------------------------------
  THIS CERFITIES that





  is the owner of
- --------------------------------------------------------------------------------

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

BOSTON COMMUNICATIONS GROUP, INC., transferable on the books of the Corporation by the holder hereof in person by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Articles of Organization and By-Laws of the Corporation, each as from time to time amended (copies of which are on file with the Transfer Agent and Registrar), to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                             CERTIFICATE OF STOCK

DATED:


                         [CORPORATE SEAL APPEARS HERE]

/s/ Frederick E. von Mering                         /s/ George K. Hertz

        TREASURER                          PRESIDENT AND CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:

                  THE FIRST NATIONAL BANK OF BOSTON

                                                         TRANSFER AGENT
                                                          AND REGISTRAR

BY

                                                   AUTHORIZED SIGNATURE

                       BOSTON COMMUNICATIONS GROUP, INC.

     THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK, THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A COPY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE RIGHTS OF THE SHARES OF EACH OUTSTANDING CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common

     TEN ENT - as tenants by the entireties

     JT TEN - as joint tenants with right of survivorship and not as tenants in common


     UNIF GIFT MIN ACT - ________________ Custodian _______________
                             (Cust)                    (Minor)
                         under Uniform Gifts to Minors

                         Act _____________________
                                  (State)

    Additional abbreviations may also be used though not in the above list.

For value received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENFITYING NUMBER OF ASSIGNEE
+------------------------------------+
|                                    |
+------------------------------------+


- --------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- ------------------------------------------------------------------------- Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

- ----------------------------------------------------------------------- Attorney
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated: ____________________________


                           -----------------------------------------------------
                           NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                   CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                   FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                   WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                   CHANGE WHATEVER.



Signature Guaranteed: ________________________________________________
                      THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.